EXHIBIT 99.1

          EARNINGS PRESS RELEASE OF CITIZENS SOUTH BANKING CORPORATION


               CITIZENS SOUTH BANKING CORPORATION ANNOUNCES RECORD
                 EARNINGS FOR THE QUARTER ENDED MARCH 31, 2003

         GASTONIA, NC, April 21, 2003 --- Citizens South Banking Corporation (Nasdaq: CSBC), the holding company for Citizens South Bank, announced record earnings for the quarter ended March 31, 2003, of $1,207,000, or $0.14 per share, compared to $992,000, or $0.11 per share, for the quarter ended March 31, 2002. This represents an increase of 21.7% in net income and a 27.3% increase in earnings per share. The improvement in earnings was primarily attributable to increased fee income coupled with a reduction in noninterest expense.

         Unprecedented residential mortgage refinancing drove a $103,000 increase in loan fee income for the most recent quarter as compared to a year ago. This, coupled with a $36,000 increase from fee generating transaction accounts, created a net 5.5% increase in noninterest income as compared to the first quarter a year ago. In addition, noninterest expense decreased by $281,000, or 9.2%, from 2002 to 2003. This improvement was largely attributable to a decrease in the amortization of the core deposit intangible and a reduction in data processing expenses resulting from our computer conversion and integration associated with the Innes Street Financial consolidation. These operational advances resulted in an improved efficiency ratio of 59.3% during the first quarter of 2003, as compared to 66.6% during the first quarter of 2002, and enabled the company to more than absorb a $49,000, or 1.3%, decrease in net interest income as compared to a year ago.

         Despite continued weakness in the U.S. and local economies, the Company's credit quality remains strong. As of March 31, 2003, the ratio of nonperforming loans to total loans was 0.19%, as compared to 0.44% as of March 31, 2002.

         President and CEO Kim Price commented, "We are especially pleased with our financial performance in light of the problems facing our economy and our nation. Our challenge and focus for 2003 will be the successful deployment of the additional capital raised during 2002, improving our net interest margin, enhancing existing customer relationships and attracting new customers. We will accomplish these goals with new or expanded products and services delivered in existing and new market areas."

         Citizens South Bank was founded in 1904 and has nine offices in three counties - Gaston, Rowan, and Iredell, including seven cities - three in Gastonia, one each in Dallas, Mount Holly, Stanley, Salisbury, Statesville, and Rockwell. In addition, the Bank has begun construction of its tenth full-service branch office in Mooresville, North Carolina. Construction of the new office should be completed during the second quarter of 2003.

         This news release contains certain forward-looking statements, which are subject to risks and uncertainties. A number of factors could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed from time to time with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2002, describe some of these factors. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

                                 (Tables Follow)
                                      # # #

Citizens South Banking Corporation
Selected Financial Information
(dollars in thousands, except per share data)


                                                  ----------------- ---------------- ------------------ ------------------
                                                    Quarter ended     Quarter ended      Year ended          Year ended
                                                    March 31, 2003   March 31, 2002   December 31, 2002  December 31, 2001
                                                  ----------------- ---------------- ------------------ ------------------
                                                   (unaudited) (unaudited)
Income Statement Data:
Interest income .........................          $     5,903        $     6,299        $    24,716        $    16,383

Interest expense ........................                2,328              2,676             10,195              9,771

Net interest income .....................                3,575              3,623             14,521              6,612

Provision for loan losses ...............                   15                 65                225                120
Net int. income after provision for loan
  losses ................................                3,560              3,558             14,296              6,492

Noninterest income ......................                1,084              1,028              4,121              3,006

Noninterest expense .....................                2,763              3,044             11,381              7,092

Income before income taxes ..............                1,881              1,542              7,036              2,406

Income tax expense ......................                  674                550              2,528                702

Net income ..............................          $     1,207        $       992        $     4,508        $     1,704

Per Share Data (1):
Basic net income ........................          $      0.14        $      0.11        $      0.51        $      0.20

Diluted net income ......................                 0.14               0.11               0.51               0.20

Cash dividends declared .................                 0.06               0.04               0.16               0.12

Period-end book value ...................                10.68               4.68              10.64                4.6

Financial Ratios:

Return on average stockholders' equity ..                 5.00%              9.44%              7.61%              4.17%

Return on average assets ................                 0.97               0.89               0.98               0.65

Efficiency ratio ........................                59.26              66.64              61.11              73.64

Net interest margin .....................                 2.88               3.25               3.17               2.52

Average equity to average assets ........                19.41               9.42              12.93              15.55

Asset Quality Data:
Allowance for loan losses ...............          $     3,000        $     3,022        $     2,995        $     3,136

Nonperforming loans .....................                  570              1,453                516                846

Nonperforming assets ....................                  810              3,151              1,823              2,306

Allowance for loan losses to total loans                  0.98%              0.91%              0.97%             0.91%

Nonperforming loans to total loans ......                 0.19               0.44               0.17               0.35

Nonperforming assets to total assets ....                 0.16               0.71               0.37               0.59

Average Balances:
 Total assets ...........................          $   496,746        $   446,091        $   458,316        $   262,800
 Loans receivable, gross ................              299,144            334,564            320,505            166,574
 Interest-earning assets ................              453,110            406,777            416,748            245,652
 Deposits ...............................              326,232            344,150            337,422            169,000
 Interest-bearing liabilities ...........              374,869            385,757            381,664            211,620
 Stockholders' equity ...................               96,648             42,022             59,243             40,876
 Common shares outstanding, basic  (1) ..            8,757,664          8,771,262          8,767,982          8,745,626
 Common shares outstanding, diluted  (1)             8,920,531          8,829,271          8,870,054          8,786,263

At Period End:
 Total assets ...........................          $   501,216        $   443,285        $   492,567        $   447,581
 Loans receivable, gross ................              306,340            331,311            308,408            342,841
 Interest-earning assets ................              457,433            401,139            456,611            408,475
 Deposits ...............................              343,865            352,082            340,862            353,692
 Interest-bearing liabilities ...........              383,287            382,461            377,234            387,796
 Stockholders' equity ...................               96,795             42,237             96,383             41,630

Other Data:
Amortization of core deposit intangible .          $       126        $       356        $       963        $         0

Net gain / (loss) on sale of assets .....                    4                 87                105                (10)


---------------------------------------------- ---------------- ----------------- ------------------ ------------------

Footnotes:

(1) All share and per share data have been restated to reflect the 2.1408 conversion ratio of existing shares of common stock used in the second-step stock offering that was completed on September 30, 2002. Common shares outstanding exclude unallocated shares held by the ESOP.

Citizens South Banking Corporation
Consolidated Statements of Financial Condition
(dollars in thousands)

                                                                                   March 31,         December 31,
                                                                                      2003               2002
                                                                                    (unaudited)
   ASSETS

Cash and due from banks......................................................     $    9,218         $    7,607
Interest-earning bank balances...............................................         19,628             39,392
                                                                                  ----------         ----------
   Cash and cash equivalents.................................................         28,846             46,999
Investment securities available-for-sale, at fair value......................         39,062             39,594
Mortgage-backed securities available-for-sale, at fair value.................         93,618             70,409
Loans receivable, net unearned income........................................        302,291            302,901
Allowance for loan losses....................................................         (3,000)            (2,995)
Real estate acquired through foreclosure, net................................            240              1,307
Accrued interest receivable..................................................          2,107              1,913
Premises and equipment, net..................................................         11,480              8,807
Federal Home Loan Bank stock, at cost........................................          2,825              2,639
Cash value of life insurance policies........................................          9,919              6,834
Core deposit intangible......................................................          1,358              1,464
Goodwill ....................................................................          6,670              6,670
Other assets.................................................................          5,800              6,025
                                                                                  ----------         ----------
   Total assets..............................................................     $  501,216         $  492,567
                                                                                  ==========         ==========
  LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Noninterest-bearing demand accounts..........................................     $   13,475         $   11,203
Checking accounts............................................................         28,613             25,773
Money market deposit accounts................................................         41,970             35,811
Savings accounts.............................................................         41,605             43,670
Time deposits................................................................        218,202            224,405
                                                                                  ----------         ----------
   Total deposits............................................................        343,865            340,862
Borrowed money...............................................................         51,500             47,575
Advances from borrowers for property taxes and insurance.....................          1,397                440
Accrued interest payable.....................................................            329                382
Other liabilities............................................................          7,330              6,926
                                                                                  ----------         ----------
   Total liabilities.........................................................        404,421            396,185
                                                                                  ----------         ----------
Stockholders' Equity:
Common stock issued and outstanding, $0.01 par value, 20,000,000 shares authorized, 9,062,727 issued and outstanding December 31, 2002,
   9,076,552 issued and outstanding March 31, 2003...........................             91                 91
Additional paid-in-capital...................................................         68,178             68,176
Unallocated common stock held by Employee Stock Ownership Plan...............         (2,115)            (2,162)
Retained earnings, substantially restricted..................................         29,402             28,739
Accumulated unrealized gain on securities available-for-sale, net of tax.....          1,239              1,538
                                                                                  ----------         ----------
   Total stockholders' equity................................................         96,795             96,382
                                                                                  ----------         ----------
Total liabilities and stockholders' equity...................................     $  501,216         $  492,567
                                                                                  ==========         ==========

Citizens South Banking Corporation
Consolidated Statements of Operations
(in thousands, except per share data)

                                                                                 Three Months
                                                                                Ended March 31,
                                                                           2003               2002
                                                                        (unaudited)        (unaudited)
Interest Income
Loans receivable..................................................     $    4,469         $    5,588
Investment securities.............................................            418                321
Interest-bearing deposits.........................................             88                102
Mortgage-backed and related securities............................            928                288
                                                                       ----------         ----------
  Total interest income...........................................          5,903              6,299

Interest Expense
Deposits..........................................................          1,741              2,125
Borrowed funds....................................................            587                551
                                                                       ----------         ----------
Total interest expense............................................          2,328              2,676
                                                                       ----------         ----------
Net interest income...............................................          3,575              3,623
Provision for loan losses.........................................             15                 65
                                                                       ----------         ----------
  Net interest income after provision for loan losses.............          3,560              3,558

Noninterest Income
Fee income on deposit accounts....................................            557                522
Fee income on loan accounts.......................................            247                143
Dividends on Federal Home Loan Bank stock.........................             31                 55
Commissions on sale of financial products.........................             30                 47
Gain on sale of assets............................................             14                 98
Other noninterest income..........................................            205                163
                                                                       ----------         ----------
  Total noninterest income........................................          1,084              1,028

Noninterest Expense
Compensation and benefits.........................................          1,519              1,406
Occupancy and equipment expense...................................            325                360
Federal deposit insurance premiums................................             16                 16
Professional services.............................................            121                 79
Data processing expense...........................................             21                 93
Advertising and promotions........................................             72                 64
Amortization of intangible assets.................................            126                356
Loss on sale of assets............................................             10                 10
Other noninterest expenses........................................            553                660
                                                                       ----------         ----------
  Total noninterest expense.......................................          2,763              3,044

Income before income taxes........................................          1,881              1,542

Provision for income taxes........................................            674                550
                                                                       ----------         ----------
Net income........................................................     $    1,207         $      992
                                                                       ==========         ==========
Basic earnings per share..........................................     $     0.14         $     0.11
Diluted earnings per share........................................     $     0.14         $     0.11

Basic average common shares outstanding     ......................      8,757,664          8,740,311
Diluted average common shares outstanding.........................      8,920,531          8,740,311